SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported) – February 21, 2008

OMNICARE, INC.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	1-8269	31-1001351
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 East RiverCenter Boulevard Suite 1600 Covington, Kentucky	41011
(Address of Principal Executive Offices)	(Zip Code)

(859) 392-3300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Mr. Edward L. Hutton, Chairman of the Board of Directors of Omnicare, Inc. (the “Company”) has retired as Chairman of the Board of Directors and as a director of the Company, effective as of February 22, 2008. In recognition of Mr. Hutton’s length of service with the Company, the Board of Directors appointed Mr. Hutton as Chairman Emeritus of the Board of Directors.

The Board of Directors is in the process of determining a new Chairman of the Board of Directors and will make an announcement when a decision has been reached.

A copy of the press release issued by the Company on February 26, 2008 is attached hereto as Exhibit 99.1 and furnished with this Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release of the Company, dated February 26, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Omnicare, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OMNICARE, INC.

	By:	/s/ Mark G. Kobasuk
	Name:	Mark G. Kobasuk
	Title:	Vice President - General Counsel

Dated: February 26, 2008